EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of Chartwell International Inc. (the "Company") on Form 10-QSB for the period ended October 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officer(s) of the Company certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 15, 2005                     /s/ Imre Eszenyi
                                      ----------------------------------------
                                      Imre Eszenyi
                                      Acting President and Chairman of the Board
                                      (Principal Executive Officer)


                                      /s/ Imre Eszenyi
                                      ----------------------------------------
                                      Imre Eszenyi
                                      Acting President and Chairman of the Board
                                      (Principal Financial Officer and Principal
                                      Accounting Officer)